UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 16, 2004

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       Entry into a Material Definitive Agreement.

On September 16, 2004, Arch Capital Group Ltd. (the “Company”), Arch Capital Group (U.S.) Inc. (“Arch US”) and the following subsidiaries of the Company designated as borrowers, Arch Reinsurance Ltd., Arch Reinsurance Company (“Arch Re US”), Arch Insurance Company, Arch Specialty Insurance Company, Arch Excess & Surplus Insurance Company and Western Diversified Casualty Insurance Company, entered into an agreement (the “Credit Agreement”) with Barclays Bank Plc, HSBC Bank USA, National Association, ING Bank N.V., London Branch, The Bank of New York and Wachovia Bank, National Association, as documentation agents, Bank of America, N.A., as syndication agent, JPMorgan Chase Bank, as administrative agent, and the lenders named therein, for a three-year $300 million unsecured revolving loan and letter of credit facility and a three-year $400 million secured letter of credit facility.  Certain lenders under the Credit Agreement are party to other agreements with the Company and its subsidiaries.  Letters of credit were issued under the Credit Agreement on September 17, 2004.  The Credit Agreement is attached hereto as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Borrowings of revolving loans may be made by the Company and its subsidiary, Arch Re US at a variable rate based on LIBOR or an alternative base rate at the choice of the Company and Arch Re US.  The $300 million unsecured revolving loan is also available for the issuance of unsecured letters of credit up to $100 million for Arch Re US.  Letters of credit may be issued to the various designated borrower subsidiaries of the Company, as well as Arch Re US, with fees payable to the lenders based on certain leverage ratios and outstanding commitments under the Credit Agreement.  The obligations of our U.S.-based subsidiaries which are party to the Credit Agreement are guaranteed by Arch US.

The Credit Agreement contains customary covenants which limit our ability to dispose of material assets, consolidate or merge, pay dividends and incur liens or indebtedness under certain circumstances.  Most of these restrictions are subject to certain minimum thresholds and exceptions.  The Credit Agreement also contains certain affirmative covenants for us to maintain certain financial strength ratings, levels of net worth, maximum leverage ratios and minimum levels of unencumbered assets.  In addition, the Credit Agreement provides that the obligations of the Company, Arch US and the other subsidiary borrowers may be accelerated upon the occurrence and continuation of certain events of default.  Such events include (subject to certain materiality thresholds and grace periods) payment defaults, covenant defaults, material inaccuracy of representations and warranties, bankruptcy and involuntary proceedings, change of control, cross-defaults under other agreements, loss of insurance licenses and other customary defaults.

The Credit Agreement replaced our existing credit agreement, dated as of September 12, 2003 and amended as of September 10, 2004, which provided for borrowings by the Company of up to $300 million.  Simultaneously with the execution of the Credit Agreement, we paid off all indebtedness under that credit agreement, and it was terminated.  The parties to that credit agreement were the lenders named therein, Commerzbank AG, New York Branch, Credit Suisse First Boston, acting through its Cayman Islands Branch and Wachovia Bank,

National Association, as documentation agents, Bank of America, N.A., as syndication agent, and JPMorgan Chase Bank, as administrative agent.

Also in connection with the execution of the Credit Agreement, on September 16, 2004, Arch Reinsurance Ltd., Arch Re  US and Arch Insurance Company (collectively, the “Obligors”) entered into an Amended and Restated Letter of Credit and Reimbursement Agreement Amendment No. 4 (the “Amendment”).  The Amendment modifies the terms of the Amended and Restated Letter of Credit and Reimbursement Agreement, dated as of April 17, 2002, as Amended and Restated as of August 12, 2003, as further amended by the Amended and Restated Letter of Credit and Reimbursement Agreement Amendment No. 1, dated as of August 20, 2003, as further amended by the Amended and Restated Letter of Credit and Reimbursement Agreement Amendment No. 2, dated as of August 10, 2004, and as further amended by the Amended and Restated Letter of Credit and Reimbursement Agreement Amendment No. 3, dated as of September 9, 2004.  The parties to the Amendment are the Obligors, Fleet National Bank, as agent and issuing lender, Comerica Bank and Barclays Bank.  The Amendment amends the facility termination date to September 17, 2004. The Amendment is attached hereto as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

ITEM 2.03                                       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in the first four paragraphs of Item 1.01 of this Current Report is incorporated by reference.

ITEM 9.01.                                    Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1

Credit Agreement, dated as of September 16, 2004, by and among the Company, various subsidiaries of the Company designated as borrowers, the lenders named therein, Barclays Bank Plc, HSBC Bank USA, National Association, ING Bank N.V., London Branch, The Bank of New York and Wachovia Bank, National Association, as documentation agents, Bank of America, N.A., as syndication agent, and JPMorgan Chase Bank, as administrative agent

10.2

Amended and Restated Letter of Credit and Reimbursement Agreement Amendment No. 4, dated as of September 16, 2004, by and among Arch Reinsurance Ltd., Arch Re US, Arch Insurance Company, Fleet National Bank, as agent and issuing lender, Comerica Bank and Barclays Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: September 22, 2004	By:	/s/ John D. Vollaro
		Name:	John D. Vollaro
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1

Credit Agreement, dated as of September 16, 2004, by and among the Company, various subsidiaries of the Company designated as borrowers, the lenders named therein, Barclays Bank Plc, HSBC Bank USA, National Association, ING Bank N.V., London Branch, The Bank of New York and Wachovia Bank, National Association, as documentation agents, Bank of America, N.A., as syndication agent, and JPMorgan Chase Bank, as administrative agent

10.2

Amended and Restated Letter of Credit and Reimbursement Agreement Amendment No. 4, dated as of September 16, 2004, by and among Arch Reinsurance Ltd., Arch Re US, Arch Insurance Company, Fleet National Bank, as agent and issuing lender, Comerica Bank and Barclays Bank